UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2005
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue, New York, New York	10016

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 212-907-6000
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: AMENDMENT TO THE STOCK PURCHASE AGREEMENT
EX-10.1: AMENDMENT NO.3 AND CONSENT NO. 6 TO THE CREDIT AGREEMENT
EX-10.2: AMENDMENT TO THE 2005 EMPLOYEE STOCK PURCHASE PLAN
EX-99.1: PRESS RELEASE

ITEM 1.01. Entry into a Material Definitive Agreement.
Amendment to Stock Purchase Agreement
On December 15, 2005, The BISYS Group, Inc. (the “Company”) entered into an amendment to the Stock Purchase Agreement dated as of September 15, 2005 (the “Purchase Agreement”) by and among the Company, BISYS Inc., a wholly-owned subsidiary of the Company, Open Solutions Inc. (“Open Solutions”) and Husky Acquisition Corporation, a wholly-owned subsidiary of Open Solutions. The Purchase Agreement was amended to extend the “Drop Dead Date” from December 31, 2005 to February 28, 2006. In connection with the Amendment, Open Solutions has extended its financing commitment and the Company has agreed to compensate Open Solutions for its out-of-pocket expenses and incremental bank fees and interest costs related to the extension.
The foregoing summary description of the amendment to the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
On December 15, 2005, the Company issued a press release related to the amendment to the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.
Amendment to Credit Facility
Effective December 14, 2005, the Company entered into Amendment No. 3 and Consent No. 6 (the “Amendment”) with the lenders under its Credit Agreement dated as of March 31, 2004 (as previously amended in July 2005 and November 2005, the “Credit Facility”). The Amendment further extended to January 31, 2006, the cure periods for the default resulting from BISYS’ failure to timely file its Form 10-Q for the fiscal quarter ended March 31, 2005 and Form 10-K for the fiscal year ended June 30, 2005. As a condition to the Amendment, BISYS repaid the $53.7 million term loan portion of the Credit Facility in full.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
On December 15, 2005, the Company issued a press release related to the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.
Amendment to Employee Stock Purchase Plan
On December 16, 2005, the Board of Directors of the Company approved an amendment to the Company’s 2005 Employee Stock Purchase Plan (the “Plan”), which extends the termination of the offering of stock under the Plan from December 31, 2005 to March 31, 2006.

The foregoing description of the Plan amendment does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for its 2004 Annual Meeting of Shareholders which was filed with the Securities and Exchange Commission on October 18, 2004.
ITEM 9. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

2.1	Amendment to the Stock Purchase Agreement dated as of September 15, 2005 by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc., and BISYS Inc.

10.1	Amendment No. 3 and Consent No. 6 dated as of December 13, 2005, under the Credit Agreement, dated as of March 31, 2004, among The Bisys Group, Inc., the Lenders party thereto, Bank of America, N.A., a successor by merger to Fleet National Bank, JPMorgan Chase Bank, Suntrust Bank, and Wachovia Bank, National Association, as Documentation Agents, and The Bank of New York, as Administrative Agent.

10.2	Amendment to The BISYS Group, Inc. 2005 Employee Stock Purchase Plan.

99.1	Press Release of The BISYS Group, Inc. dated December 15, 2005.

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SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.

Date: December 19, 2005	By:	/s/ Edward S. Forman

Edward S. Forman
Senior Vice President, Acting General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment to the Stock Purchase Agreement dated as of September 15, 2005 by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc., and BISYS Inc.

10.1	Amendment No. 3 and Consent No. 6 dated as of December 13, 2005, under the Credit Agreement, dated as of March 31, 2004, among The Bisys Group, Inc., the Lenders party thereto, Bank of America, N.A., a successor by merger to Fleet National Bank, JPMorgan Chase Bank, Suntrust Bank, and Wachovia Bank, National Association, as Documentation Agents, and The Bank of New York, as Administrative Agent.

10.2	Amendment to The BISYS Group, Inc. 2005 Employee Stock Purchase Plan.

99.1	Press Release of The BISYS Group, Inc. dated December 15, 2005.

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